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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         April 1, 1997

                               WEITEK CORPORATION
               (Exact name of registrant as specified in charter)


        CALIFORNIA                   000-17191                    94-2709963
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



2801 ORCHARD PARKWAY, SAN JOSE, CA                                         94086
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code    (408) 526-0300


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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ITEM 3(b). BANKRUPTCY OR RECEIVERSHIP

         The Company filed a voluntary Plan of Reorganization (the "Plan") under Chapter 11 of the United States Bankruptcy Code on December 11, 1996 with the United States Bankruptcy Court, Northern District of California, San Jose Division (the "Bankruptcy Court"). On February 4, 1997, the Order Approving Second Amended Disclosure Statement, Fixing Time For Filing Acceptances Or Rejections of Plan, Fixing Time For Confirmation Hearing, Combined With Notice Thereof (the "Disclosure Statement Order") was entered by the Bankruptcy Court. The Disclosure Statement Order, the Disclosure Statement, the Debtor's First Amended Plan Of Reorganization (the "Plan") and a Ballot were served on all creditors, shareholders and parties in interest by February 14, 1997. The requisite number of creditors and shareholders voted to accept the Plan. On March 20, 1997, pursuant to a hearing, the Bankruptcy Court confirmed the Plan as modified by the First Modification to First Amended Plan of Reorganization. On April 1, 1997, the Plan became effective upon the satisfaction of the conditions set forth in the Rockwell Agreement (as defined below).

         The Plan provides for the sale of substantially all of the Company's assets and a license for certain of the Company's technology to Rockwell Semiconductor Systems, Inc. ("Rockwell") pursuant to an asset purchase agreement dated December 11, 1996 (the "Rockwell Agreement"). Rockwell also agreed to unconditionally assume and undertake to pay, perform and discharge the Company's liabilities under its real property lease and certain specified license agreements. Under the terms of the Rockwell Agreement, Rockwell is obligated to pay approximately $3,124,050 subject to certain adjustments. On April 1, 1997 the Rockwell Agreement was consummated and the Company completed the sale of the assets to Rockwell. The Rockwell Agreement is set forth in
Exhibit 2.3 and is incorporated herein by reference.

         Prior to the consummation of the Rockwell Agreement, the Company entered into an Engineering Services Agreement (the "Services Agreement") and a Facilities and Equipment Agreement with Rockwell (the "Facilities Agreement"), subject to approval by the Bankruptcy Court. In conjunction with the Services Agreement and Facilities Agreement, the Company also sought Bankruptcy Court approval to enter into a license agreement with Rockwell (the "License Agreement"). On December 30, 1996, the Bankruptcy Court approved the Services Agreement, Facilities Agreement and License Agreement and Rockwell paid $1,500,000 of the aggregate purchase price as required under the Rockwell Agreement. The Services Agreement, Facilities Agreement and License Agreement are set forth in Exhibits 99.1, 99.2 and 99.3, respectively, and are herein incorporated by reference.

         The Plan also provided for the assumption of an employment agreement between the Company and Richard H. Bohnet. In April 1996, the Company retained Mr. Bohnet as its President and Chief Executive Officer and entered into an employment agreement with Mr. Bohnet under which he was entitled to compensation as follows: (i) an annual salary of $225,000, (ii) eligibility to participate in the executive officer bonus plans of the Company as determined by the board of directors, (iii) employee benefits available to other key executives in the Company, (iv) stock options and (v) termination benefits. Bohnet's termination benefits are as follows: (i) if Bohnet was involuntarily terminated prior to the end of his employment period, he is entitled to severance pay equal to one year's salary payable within five days of termination or (ii) if Bohnet is terminated as a result of a sale or sales of all or substantially all of the Company's assets (a "Change of Control") during the first year of his employment, he is entitled to


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a Change in Control payment equal to one year's salary plus two percent (2%) of the amount paid to shareholders of the Company as a result of such sale or sales. Upon consummation of the Rockwell Agreement on April 1, 1997, Bohnet became entitled to the Change in Control payment. The Plan provided for the assumption of Bohnet's employment agreement based upon his success in identifying an acquisition candidate and negotiating the Rockwell Agreement and his continued efforts to improve the return to the Company's shareholders upon liquidation.

         As soon as practicable after the Company has resolved and/or paid outstanding claims and post-confirmation expenses incurred in connection with implementing the Plan and disposed of its remaining assets, the holders of the Company's common stock will receive a pro rata distribution of any remaining available funds. As set forth in the Disclosure Statement sent to the shareholders and creditors, the projected per share distribution to shareholders ranges from $0.29 to $0.60. The actual amount to be distributed to shareholders, however, may differ materially from these estimates. Factors which may cause such distribution to differ materially include, but are not limited to, (i) the number of successful claims including Rejection Claims (as defined in the Plan) asserted by creditors against the Company, (ii) the amount, if any, received by the Company from the sale of remaining assets and technology and (iii) expenses related to winding up the affairs of the Company.

         The foregoing discussion provides a general description of some of the material features of the Plan. A more complete description of the Plan, including more detailed information as to the Company's assets and liabilities, is set forth in Exhibit 2.1 and 2.2 (the Plan as confirmed by the Bankruptcy Court) and is herein incorporated by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits


2.1              Debtor's First Amended Plan of Reorganization dated January 30,
                 1997.

2.2 First Modification to First Amended Plan of Reorganization dated March 20, 1997.

2.3 Asset Purchase Agreement by and between Rockwell Semiconductor Systems, Inc. and the Registrant.

99.1 Engineering Services Agreement dated December 11, 1996 by and between Rockwell Semiconductor Systems, Inc. and the Registrant.

99.2 Facilities and Equipment Agreement dated December 12, 1996 by and between Rockwell Semiconductor Systems, Inc. and the Registrant.

99.3 License Agreement dated December 12, 1996 by and between Rockwell Semiconductor Systems, Inc. and the Registrant.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 11, 1996                   WEITEK CORPORATION



                                       /s/ Richard H. Bohnet
                                       -----------------------------------------
                                       Richard H. Bohnet
                                       *Responsible Person


*As of the date of this filing, the Registrant no longer has any persons serving as executive officers or members of its board of directors. Pursuant to the Registrant's Plan of Reorganization approved by the United States Bankruptcy Court on March 20, 1997, Mr. Bohnet, the former President and Chief Executive Officer of the Registrant, is designated as the Responsible Person empowered to do all things necessary and appropriate to meet the Registrant's obligations.


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                                INDEX TO EXHIBITS



                                                                    Sequentially
                                                                      Numbered
Exhibit                          Description                            Page
-------                          -----------                        ------------

2.1 Debtor's First Amended Plan of Reorganization dated January 30, 1997.

2.2              First Modification to First Amended Plan of
                 Reorganization dated March 20, 1997.

2.3              Asset Purchase Agreement by and between
                 Rockwell Semiconductor Systems, Inc. and the Registrant.

99.1             Engineering Services Agreement dated December
                 11, 1996 by and between Rockwell Semiconductor
                 Systems, Inc. and the Registrant.

99.2             Facilities and Equipment Agreement dated
                 December 12, 1996 by and between Rockwell
                 Semiconductor Systems, Inc. and the Registrant.

99.3 License Agreement dated December 12, 1996 by and between Rockwell Semiconductor
                 Systems, Inc. and the Registrant.


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